United States
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 19, 2008

FNB BANCORP
(Exact name of registrant as specified in its charter)

California
(State or other jurisdiction of incorporation)

000-49693	92-2115369
(Commission File Number)	(IRS Employer Identification No.)

975 El Camino Real, South San Francisco, California   94080
(Address of principal executive offices)        (Zip Code)

Registrant’s telephone number, including area code:   (650) 588-6800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

        On December 19, 2008, the registrant announced that its Board of Directors has declared a quarterly cash dividend of fifteen cents per share on the Company’s Common Stock totaling approximately $454,597.65. The dividend is payable to shareholders of record as of January 30, 2009, payable on Febuary 13, 2009.

        A copy of the News Release issued by the registrant on December 22, 2008, is attached to this report as Exhibit 99.65 and is incorporated here by reference.

Item 9.01.    Financial Statements and Exhibits.

              (c)     Exhibits

99.65	News Release dated December 22, 2008, announcing a cash dividend payable on February 13, 2009

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FNB BANCORP (Registrant)

Dated: December 22, 2008.	By:	/s/ Dave A. Curtis

Dave A. Curtis Senior Vice President and Chief Financial Officer